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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 Current Report
          Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                    February 26, 1998 (Date of earliest event reported)

                           CORNERSTONE PROPERTIES INC.
             (Exact name of registrant as specified in its charter)

            Nevada                  0-10421            74-2170858
(State or other jurisdiction of   (Commission        (IRS Employer
        incorporation)           File Number)      Identification No.)

                           Cornerstone Properties Inc.
                              126 East 56th Street
                               New York, NY 10022
                    (Address of principal executive offices)

                                 (212) 605-7100
                         (Registrant's telephone number,
                              including area code)


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Item 7. Financial Statements and Exhibits

      (c) Exhibits
          Exhibit 99.1 - Supplemental Information to Quarterly Earnings Release


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              CORNERSTONE PROPERTIES INC.
                              (Registrant)

                              By:/s/ John S.Moody.
                                     John S. Moody, Chairman and
                                     Chief Executive Officer

                              Date:  March 27, 1998


                              By:/s/ Kevin P. Mahoney.
                                     Kevin P. Mahoney, Chief Financial Officer

                              Date:  March 27, 1998